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                                                                    EXHIBIT 32.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                               September 24, 2003

         In connection with the Quarterly Report on Form 10-Q of Frank's Nursery Crafts, Inc. (the "Company") for the period ended August 10, 2003 (the "Report"), as filed on the date hereof with the Securities and Exchange Commission, the undersigned, Alan J. Minker, Chief Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of such officer's knowledge:

         3.       The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

         4. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of the dates and for the periods expressed in the Report.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.


                                   /s/ Alan J. Minker
                                   --------------------------------------------
                                   Alan J. Minker
                                   Chief Financial Officer